UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 6, 2009

(Date of earliest event reported): May 5, 2009

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 5, 2009, Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), announced the appointment of Michael J. Hennigan, age 49, as Vice President of Business Development of its general partner, Sunoco Partners LLC, a Pennsylvania limited liability company (the “Company”). This appointment will become effective following Mr. Hennigan’s election by the Company’s Board of Directors.

Mr. Hennigan will receive salary and benefits, and will participate in each of the Company’s Long-Term Incentive Plan and its Annual Incentive Plan (previously filed on February 24, 2009 as Exhibits 10.12 and 10.13, respectively, to the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008), in accordance with Company practice, at levels commensurate with his employment position. In addition, Mr. Hennigan will be eligible to participate in the Company’s other benefit programs available to employees generally, including life, long-term disability, medical and dental insurance and vacation benefits.

Prior to joining the Company, Mr. Hennigan was employed by Sunoco, Inc., where he most recently served as Senior Vice President, Business Improvement. Prior to that, Mr. Hennigan served as Senior Vice President, Supply, Trading, Sales and Transportation from February 2006 to October 2008 and Vice President, Product Trading, Sales and Supply from March 2001 to February 2006.

Mr. Hennigan holds a bachelor of science degree in Chemical Engineering from Drexel University. He has no relationships or related party transactions with the Company, or the Partnership, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Hennigan’s appointment is being filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated May 5, 2009.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ BRUCE D. DAVIS, JR.
Bruce D. Davis, Jr.
Vice President, General Counsel and Secretary

May 6, 2009

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated May 5, 2009.